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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 1998


                             FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)



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
          DELAWARE                     0-27082                   52-1579474
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)
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                               14555 AVION PARKWAY
                            CHANTILLY, VIRGINIA 20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 995-2400




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ITEM 5.     OTHER EVENTS.


           On July 20, 1998, Fuisz Technologies Ltd. ("Fuisz") announced in a press release attached as Exhibit 99.1 to this Form 8-K the signing of an agreement with the Whitehall-Robins Healthcare Division of American Home Products Corporation for the use of Fuisz's CEFORM(TM) EA (Enhanced Absorption) technology to produce a unique, over-the-counter health care product.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)    Exhibits.

                   99.1  Press Release dated July 20, 1998.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FUISZ TECHNOLOGIES LTD.


Dated:  July 20, 1998                        By: /S/
                                                    ----------------------------
                                                    Patrick D. Scrivens
                                                    Executive Vice President and
                                                    Chief Financial Officer






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                                  EXHIBIT LIST

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                                                            Sequentially
Exhibit No.       Description                               Numbered Page

99.1              Press Release dated July 20, 1998
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